Summary Prospectus May 1, 2010

MML Series Investment Fund

MML American Funds® International Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth of assets.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Service Class I(1)
Management Fees	.65%
Distribution and Service (Rule 12b-1 Fees)	.25%
Other Expenses	.55%
Total Annual Fund Operating Expenses	1.45%
Expense Reimbursement	(.21%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	1.24%
(1)	Reflects the combined expenses of the Master International Fund and the Fund. The Fund has a management fee of .15%, Rule 12b-1 Fees of .25% and other expenses of .51%. The Master International Fund has a management fee of .50% and other expenses of .04%.
(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Master Fund fees and expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through May 1, 2011, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .70%. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Service Class I shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class I	$126	$438	$772	$1,717

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of the period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

Portfolio Turnover

The Master Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund pursues its investment objective through a “master-feeder” relationship. The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master

International Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company managed by Capital Research and Management Company (“Capital Research”) with the same investment objective. The Master International Fund invests primarily in common stocks of companies located outside the United States that Capital Research believes have the potential for growth, including emerging and developing markets. The Master International Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

The prices of securities held by the Master International Fund may decline in response to certain events, including, for example, those directly involving the companies whose securities are owned by the Master International Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations. For example, increases in the prices of basic commodities, such as oil or grains, can negatively impact the value of the stocks of certain companies. The growth-oriented, equity-type securities generally purchased by the Master International Fund may involve large price swings and potential for loss.

The Master International Fund relies on the professional judgment of its investment adviser, Capital Research, to make decisions about the Master International Fund’s portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively priced securities that, in its opinion, represent above-average long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental analysis, including meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.

The Master International Fund may lend portfolio securities to broker-dealers and other financial intermediaries.

Principal Risks

The following are the Principal Risks of the Fund, which the Fund is exposed to through its investment in the Master International Fund. You have the potential to make money in the Fund, but you can also lose money. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, the Master International Fund, or both.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or the Fund’s counterparty to an over-the-counter transaction will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Master-Feeder Structure Risk Other feeder funds may also invest in the Master Fund, including larger feeder funds with more voting power than the Fund over the operations of a Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of a Master Fund borne by the Fund.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC investments may be more volatile than exchange-listed investments, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these investments at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Securities Loans and Repurchase Agreement Risk The Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for one year for Service Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Service Class I Shares

Highest Quarter:	2Q ’09,	24.38%	Lowest Quarter:	1Q ’09,	-	7.51%

Average Annual Total Returns

		One Year	Since Inception (08/15/08)
Service Class I	MML American Funds International Fund	42.63%	-0.94%
MSCI® EAFE® Index(1)		31.78%	-7.42%	(2)
MSCI® ACWI® ex-U.S.(1)		41.45%	-5.03%	(2)
(1)	Reflects no deduction for fees or expenses.
(2)	From 09/02/08.

Performance Information for the Master International Fund

The performance in the bar chart below provides an indication of the risks of investing in the Fund by showing changes in performance of Class 1 shares of the Master International Fund for the past 10 calendar years, adjusted to reflect the Total Annual Fund Operating Expenses after Expense Reimbursement of Service Class I shares of the Fund. The returns shown do not, however, reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. Past results are not predictive of future results.

Highest Quarter:	2Q ’09,	24.28%	Lowest Quarter:	4Q ’08,	-	20.96%

MANAGEMENT

Investment Adviser to the Fund: Massachusetts Mutual Life Insurance Company

Investment Adviser to the Master Fund: Capital Research and Management Company

Portfolio Managers of the Master Fund:

Sung Lee is a senior vice president of Capital Research Global Investors and has been an equity portfolio counselor for the Master Fund for four years.

Jesper Lyckeus is a senior vice president of Capital Research Global Investors and has been an equity portfolio counselor for the Master Fund for three years and an investment analyst for the Master Fund for eight years.

Christopher M. Thomsen is a senior vice president of Capital Research Global Investors and has been an equity portfolio counselor for the Master Fund for four years.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. The methods that can be used to redeem Fund shares are subject to the variable contract issuing company.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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